Exhibit 99.1

Investor Contact:	Mark Haden Bunge Limited 914-684-3398 mark.haden@bunge.com

Media Contact:	Susan Burns
Bunge Limited
914-684-3246
susan.burns@bunge.com

Bunge to Sell Brazilian Fertilizer Business to
Yara for $750 Million in Cash

WHITE PLAINS, NY – December 7, 2012 – Bunge Limited (NYSE: BG) today announced it has entered into a definitive agreement with Yara International ASA under which Yara will acquire Bunge’s Brazilian fertilizer business, including blending facilities, brands and warehouses, for $750 million in cash.

Bunge and Yara have also agreed to enter into a long-term fertilizer supply agreement, enabling Bunge to continue to supply fertilizer to farmers as part of its grain origination activities and creating a framework for logistics and other commercial activities related to fertilizer sales. Bunge will retain and continue to operate its fertilizer terminal in the Port of Santos, Brazil.

Alberto Weisser, Bunge’s Chairman and Chief Executive Officer, stated, “The transaction is a good one for both companies. It enables Bunge to size our fertilizer activities so they are a more streamlined complement to our agribusiness operations and provides Yara with a larger position in a high-growth market. We’re confident the transaction will provide benefits to our employees and customers, and that the business will continue to grow as part of Yara’s global portfolio.”

The transaction, which is expected to close in the second half of 2013, is subject to customary closing conditions, including the receipt of regulatory approvals in Brazil. The purchase price is subject to certain post-closing adjustments.

Credit Suisse acted as Bunge’s financial advisor in the transaction. Bunge’s legal advisors were Souza Cescon Barrieu & Flesch Advogados and Shearman & Sterling LLP.

About Bunge Limited

Bunge Limited (www.bunge.com, NYSE: BG) is a leading global agribusiness and food company operating in over 40 countries with approximately 35,000 employees. Bunge buys, sells, stores and transports oilseeds and grains to serve customers worldwide; processes oilseeds to make protein meal for animal feed and edible oil products for commercial customers and consumers; produces sugar and ethanol from sugarcane;

mills wheat, corn and rice to make ingredients used by food companies; and sells fertilizer in North and South America. Founded in 1818, the company is headquartered in White Plains, New York.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could affect our business and financial performance: industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products used in our business; fluctuations in energy and freight costs and competitive developments in our industries; the effects of weather conditions and the outbreak of crop and animal disease on our business; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, dispositions, joint ventures and strategic alliances, including the transactions discussed in this press release; our ability to achieve the efficiencies, savings and other benefits anticipated from our cost reduction, margin improvement and other business optimization initiatives; changes in government policies, laws and regulations affecting our business, including agricultural and trade policies, tax regulations and biofuels legislation; and other factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

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